The portion of this Exhibit 10.19 marked “******” has been omitted and confidentially filed with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

NOTICE AND ACKNOWLEDGMENT OF
COLLATERAL ASSIGNMENT OF TIME CHARTER AND
SUBORDINATION AGREEMENT

TO: ******

PLEASE BE ADVISED that Waterman Steamship Corporation (“Waterman”) has entered into a sale/leaseback transaction with Wells Fargo Bank Northwest, National Association, a national banking association organized under the laws of the United States of America, with offices at 299 South Main Street, 12th Floor, Salt Lake City, Utah 84111, not in its individual capacity, but solely as the Trustee of The Green Bay Vessel Trust (together with its successors and assigns, the “Trustee”), involving the M/V GREEN BAY, Official Number 1204654 (the “Vessel”), under the terms of that certain Bareboat Charter Agreement dated February 22, 2012 between Waterman, as “Charterer”, and the Trustee, as “Owner” (the “Bareboat Charter”).  As security for the payment and performance of the obligations of Waterman under the Bareboat Charter and the Charter Documents (as defined in the Bareboat Charter) related thereto, Waterman has collaterally assigned and granted a security interest in (a) all of its right, title and interest in and to that certain Time Charter of the Vessel, dated June 24, 2010 (the “Time Charter”), between Waterman and ****** (hereinafter “you” or “******”), and (b) all charter hire, freights, subfreights, earnings, demurrage, detention and other earnings, accounts and general intangibles payable under the Time Charter, to and in favor of the Trustee (the “Assignment”).  A copy of the Assignment is attached hereto for your files.

The assignment of the Time Charter is only for the purposes of security, and Waterman will continue to perform all of its obligations under the Time Charter.  Until such time, if any, that you receive written notice from the Trustee of a default by Waterman under the Bareboat Charter, and a demand by the Trustee for the payment of charter hire and other sums due from ****** to Waterman under the Time Charter directly to the Trustee, you may continue to tender all performance due under the Time Charter to Waterman.  Upon receipt of written notice from the Trustee of a default by Waterman under the Bareboat Charter, and a written demand from the Trustee to tender all further payments of charter hire and other sums payable under the Time Charter directly to the Trustee, you are hereby authorized and directed immediately, without further consent or authorization from Waterman, to tender all further payments and performance under the Time Charter to the Trustee, in accordance with and subject to the terms and conditions of the Time Charter.  Any tender of performance to the Trustee pursuant to this authorization shall be deemed to satisfy any and all of the obligations of ****** to Waterman under the Time Charter, to the extent of such performance, as fully as if such performance had been tendered directly to Waterman.

It is a condition to the consummation of the sale/leaseback transaction that ****** agree to subordinate all of its right, title and interest in and to the Vessel under the Time Charter to the interests of the Trustee under the Bareboat Charter.  By signing below, ****** agrees that, under the terms of this subordination, notwithstanding the effective date of the Time Charter and the delivery of the Vessel thereunder, all right, title and interest of the Trustee in and to the Vessel, and all right, title, interest, liens and security interests of the Trustee arising from the Bareboat Charter, shall, for all times and for all purposes, be superior in rank, preference and priority to any right, interest, claim, lien or security interest in or against the Vessel, whether now existing or hereafter arising, in favor of ******, whether arising under the Time Charter or otherwise.  Without limiting the foregoing, ****** agrees that at no time and under no circumstance shall it seek to challenge, invalidate or assert priority over any right, title or interest of the Trustee in and to the Vessel, or any right, title, interest, liens and security interests of the Trustee under the Bareboat Charter or the Assignment.  ****** further agrees that, so long as the Bareboat Charter remains in effect, it will forbear from exercising any lien rights against the Vessel arising under the Time Charter or under applicable law and that it will not foreclose on any claim, lien and/or security interest created in its favor under the Time Charter or otherwise without the prior written consent of the Trustee first being obtained.  In the event of foreclosure by ******, ****** shall not accept any proceeds from any foreclosure (or sale) of the Vessel unless and until the indebtedness and other obligations of Waterman (including all interest, fees and expenses) to the Trustee under the Bareboat Charter and related Charter Documents have been fully paid.

Finally, in addition to its right to collect charter hire payable by ****** under the terms of the Time Charter referenced above, following the occurrence and during the continuance of a default by Waterman under the Bareboat Charter, the Trustee is authorized, in its discretion, among other remedies, to terminate the Bareboat Charter, recover possession of the Vessel and sell or re-charter the Vessel under terms acceptable to the Trustee.  In consideration of the agreement of ****** to subordinate and forbear from the enforcement of any lien rights in its favor against the Vessel, the Trustee agrees that, should the Trustee elect to terminate the Bareboat Charter and sell or re-charter the Vessel following a default by Waterman, prior to any such termination and such sale or re-charter, the Trustee will forward notice of the default and its intention to terminate the Bareboat Charter and sell or re-charter the Vessel (a “Notice of Intent”) to ******, and grant to ****** the following options which shall be exercisable by ****** only so long as the Time Charter remains in force in accordance with its terms.

If the Trustee elects to re-charter the Vessel, the Trustee in the Notice of Intent shall request ****** to name a replacement operator to take over the position of Waterman under the Bareboat Charter within ten (10) business days following receipt of the Notice of Intent.  Any such replacement operator must meet all approval requirements of the United States Maritime Administration or any successor agency of the United States government charged with the administration of United States vessel transfer restrictions (collectively, “MARAD”), agree to assume all Bareboat Charter obligations of Waterman, and meet all internal credit approval requirements of the Trustee.

In the event that the Trustee has elected to sell the Vessel (either at auction or by private sale), the Notice of Intent shall disclose that intention, and prior to any such sale or re-charter, ****** or its nominee shall have the option to purchase the Vessel for a cash purchase price (the “Purchase Price”) equal to (a) the stipulated loss value of the Vessel stated on the table attached hereto determined as of one month prior to the last charter hire installment date under the Bareboat Charter through which the Trustee has received full payment of charter hire in good and indefeasible funds (either from Waterman and/or by application of charter hire paid by ****** to the Trustee under the Time Charter pursuant to the instructions of the Trustee) plus (b) any taxes, duties, fees, assessments or charges of any nature imposed by any governmental authority relating to the sale, registration, use, delivery of the Vessel.  Any sale of the Vessel to ****** pursuant to the foregoing option is subject to the prior written consent of MARAD, and shall be on an “AS IS, WHERE IS” basis without any warranties whatsoever (other than a warranty that the Trustee will transfer such title to the Vessel as was conveyed to the Trustee by Waterman free and clear of any liens or other encumbrances imposed by the Trustee).  If ****** elects to purchase the Vessel pursuant to the foregoing option, ****** shall provide written notice to the Trustee of that election within ten (10) business days following receipt by ****** of the Notice of Intent issued by the Trustee.  Upon the timely receipt of such notice from ******, the Trustee will proceed to apply to MARAD for, and use commercially reasonable efforts to obtain, permission to transfer the Vessel to ****** during which time ****** shall finalize all board of director and shareholder approval required for the purchase.  Should MARAD grant permission for the sale of the Vessel to ******, the Trustee will forward notice of such approval to ******, and ****** shall consummate the purchase by tender of the Purchase Price to the Trustee, in U.S. Dollars, and in good and indefeasible funds, within ten (10) business days following the receipt by ****** of notice from the Trustee of the grant by MARAD of permission for the sale or sixty (60) business days from the date of the Notice of Intent, whichever is later (the “Closing Date”).

If, as applicable, (i) ****** fails to name a replacement operator as provided above, (ii) provide timely notice of its election to purchase the Vessel pursuant to the foregoing purchase option and consummate the purchase of the Vessel by the Closing Date, or (iii) the re-charter to ******’s suggested operator or the sale of the Vessel to ****** is not approved by MARAD, the Trustee may proceed to sell or re-charter the Vessel to any person free of any liens or other interest arising in favor of ****** under the Time Charter.  Any right, interest, claim, lien or security interest in or against the Vessel in favor of ****** arising under the terms of the Time Charter shall remain subject and subordinate to the rights of the Trustee as provided above and shall be deemed to attach, if at all, only to any proceeds of the sale of the Vessel remaining after the satisfaction of all indebtedness and other obligations of Waterman (including all interest, fees and expenses) to the Trustee under the Bareboat Charter.

Please acknowledge your receipt of this notice, your agreement to comply with the instructions set forth above, your agreement to subordinate your interests in the Vessel arising pursuant to the Time Charter and applicable law to the interests of the Trustee in the Vessel arising pursuant to the Bareboat Charter and related Charter Documents under the terms set forth above and your agreement to and understanding of the terms of the purchase option granted above by signing in the signature block below.  By signing below, you acknowledge that the Trustee is relying on this Notice and Acknowledgment, and your agreement to subordinate your rights with respect to the Vessel under the Time Charter as provided herein, as an inducement to provide financing to Waterman.  Except as provided above, your signature below is without prejudice to any rights which ****** may have under the Time Charter including but not limited to the right to make deductions from the payment of charter hire to the extent of claims which ****** may have against Waterman or the Vessel to the extent permitted pursuant to the terms of the Time Charter.

Dated:  February 22, 2012
WATERMAN STEAMSHIP CORPORATION

By:           /s/ D. B. Drake
Name:                      D. B. Drake
Title:           Vice President and Treasurer

WELLS FARGO BANK NORTHWEST, N.A.,
 as Trustee of The Green Bay Vessel Trust

By:           /s/ Jon Croasmun
Name:                      Jon Croasmun
Title:           Vice President
ACKNOWLEDGED, ACCEPTED AND
AGREED THIS 22ND DAY OF
FEBRUARY, 2012

******

By:           /s/           ******
Name:                      ******
Title:           ******

STIPULATED LOSS VALUES

“SLV” means stipulated loss value

“Capitalized Owner’s Cost” is $59,000,000.00 (U.S. Dollars)

Payment Date	SLV as a % of Capitalized Owner’s Cost	Payment Date	SLV as a % of Capitalized Owner’s Cost
3/1/2012	105.11	4/1/2017	80.46
4/1/2012	104.76	5/1/2017	80.00
5/1/2012	104.40	6/1/2017	79.53
6/1/2012	104.05	7/1/2017	79.06
7/1/2012	103.70	8/1/2017	78.59
8/1/2012	103.34	9/1/2017	78.12
9/1/2012	102.98	10/1/2017	77.64
10/1/2012	102.62	11/1/2017	77.16
11/1/2012	102.26	12/1/2017	76.68
12/1/2012	101.90	1/1/2018	76.20
1/1/2013	101.54	2/1/2018	75.72
2/1/2013	101.17	3/1/2018	75.23
3/1/2013	100.80	4/1/2018	74.74
4/1/2013	100.43	5/1/2018	74.25
5/1/2013	100.06	6/1/2018	73.76
6/1/2013	99.69	7/1/2018	73.26
7/1/2013	99.31	8/1/2018	72.77
8/1/2013	98.94	9/1/2018	72.27
9/1/2013	98.56	10/1/2018	71.77
10/1/2013	98.18	11/1/2018	71.26
11/1/2013	97.79	12/1/2018	70.76
12/1/2013	97.41	1/1/2019	70.25
1/1/2014	97.02	2/1/2019	69.74
2/1/2014	96.64	3/1/2019	69.23
3/1/2014	96.25	4/1/2019	68.71
4/1/2014	95.85	5/1/2019	68.19
5/1/2014	95.46	6/1/2019	67.67
6/1/2014	95.07	7/1/2019	67.15
7/1/2014	94.67	8/1/2019	66.63
8/1/2014	94.27	9/1/2019	66.10
9/1/2014	93.87	10/1/2019	65.57
10/1/2014	93.47	11/1/2019	65.04
11/1/2014	93.06	12/1/2019	64.51
12/1/2014	92.65	1/1/2020	63.98
1/1/2015	92.25	2/1/2020	63.44
2/1/2015	91.83	3/1/2020	62.90
3/1/2015	91.42	4/1/2020	62.35
4/1/2015	91.01	5/1/2020	61.81
5/1/2015	90.59	6/1/2020	61.26
6/1/2015	90.17	7/1/2020	60.71
7/1/2015	89.75	8/1/2020	60.16
8/1/2015	89.33	9/1/2020	59.61
9/1/2015	88.90	10/1/2020	59.05
10/1/2015	88.48	11/1/2020	58.49
11/1/2015	88.05	12/1/2020	57.93
12/1/2015	87.62	1/1/2021	57.37
1/1/2016	87.19	2/1/2021	56.80
2/1/2016	86.75	3/1/2021	56.23
3/1/2016	86.32	4/1/2021	55.66
4/1/2016	85.88	5/1/2021	55.09
5/1/2016	85.44	6/1/2021	54.51
6/1/2016	85.00	7/1/2021	53.94
7/1/2016	84.55	8/1/2021	53.36
8/1/2016	84.11	9/1/2021	52.77
9/1/2016	83.66	10/1/2021	52.19
10/1/2016	83.21	11/1/2021	51.60
11/1/2016	82.76	12/1/2021	51.01
12/1/2016	82.30	1/1/2022	50.42
1/1/2017	81.84	2/1/2022	49.82
2/1/2017	81.39	3/1/2022	50.00
3/1/2017	80.92